SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                (Amendment No. 2)


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: November 22, 2002


              (Date of earliest event reported: December 27, 2001)


                                  DynTek, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-11568                    95-4228470
---------------------------         ------------             ------------------
(State or other jurisdiction        (Commission                (IRS Employer
        of incorporation)            File Number)            Identification No.)





         18881 Von Karman Avenue, Suite 250, Irvine, CA              92612
--------------------------------------------------------            -------
(Address of principal executive offices)                           (Zip Code)





Registrant's telephone number, including area code (949) 798-7200



          (Former name or former address, if changed since last report)

Item 2.       Acquisitions or Dispositions of Assets.

         We previously reported in our Form 8-K dated on January 7, 2002 (the "Original Filing") that we acquired DynCorp Management Resources Inc. by merger with and into a subsidiary of DynTek, Inc. (previously known as TekInsight.com, Inc.). This Amendment No. 2 to the Original Filing is filed for the purpose of filing an additional exhibit to the Filing.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

            (c)      Exhibits

                 23.2     Consent of Ernst & Young LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     November 22,  2002            DYNTEK, INC.



                                         By:_________________________________
                                         James Linesch, Chief Financial Officer






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



                                  EXHIBIT INDEX





     Exhibit

     Number          Exhibit Name

      23.2           Consent of Ernst & Young LLP

                                                                   Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-84941) pertaining to the 1992 Employee Incentive Stock Option Plan of DynTek, Inc. and the 1997 Stock Option Plan for Non-Employee Directors of DynTek, Inc., in the Registration Statement (Form S-8 No. 333-56900) pertaining to the 1994 Stock Option Plan of DynTek, Inc., in the Registration Statement (Form S-8 No. 333-56902) pertaining to the 1992 Employee Stock Option Plan of DynTek, Inc., and in the Registration Statement (Post-Effective Amendment No. 2 to Form S-3 No. 333-31153) pertaining to the publicly traded warrants of DynTek, Inc. of our report dated July 22, 2002, with respect to the financial statements of DynCorp Management Resources, Inc. for the year ended December 27, 2001 included in the DynTek, Inc. Current Report (Form 8-K/A No. 001-11568).




                                                         /s/ Ernst & Young LLP

McLean, Virginia
November 22, 2002








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